Debt	6 Months Ended
Jun. 30, 2026
Debt Disclosure [Abstract]
Debt	Debt:
As of June 30, 2026 and December 31, 2025, the Company’s debt is comprised of the SIF Loan (as defined below) and the FedDev Loan (as defined below) as follows:

	June 30, 2026	December 31, 2025
SIF Loan	$30,168	$27,536
FedDev Loan	2,371	2,462
Total debt	32,539	29,998
Less: current portion	132	—
Total long-term debt	32,407	29,998
SIF Loan
Under the Strategic Innovation Fund Agreement, by and between Old Xanadu and His Majesty the King in Right of Canada as represented by the Minister of Industry, as amended (the "SIF Loan"), SIF is committed to provide the Company contributions up to C$40,000 contingent on the Company incurring defined eligible expenditures. Contributions from SIF shall be used for the development of photonic-based, fault-tolerant quantum computers, including projects involving the adaptation of research findings for commercial applications, development of current products through the implementation of new or incremental technology, and development of process improvements which reduce the environmental footprint of current production. During the second quarter of 2026, the Company received the remaining C$4,000 in funding from SIF, resulting in all C$40,000 of the program's funding being fully received. As of December 31, 2025, the Company had received C$35,682 in total funding from SIF.
Principal and interest amounts to be repaid under the SIF Loan are determined using a revenue-based formula and are capped at 150% of the principal amount. Repayments are due in up to 20 annual installments, commencing on April 30, 2028. If the total of the 20 revenue-based annual installments is less than the principal amount, any remaining repayment obligation will be forgiven.
The SIF Loan includes certain covenants requiring the Company to support high-skilled jobs in Canada, collaborate with Canadian institutions and small and medium-sized Canadian-based enterprises, and invest in R&D within Canada. Repayments of the SIF Loan can also be triggered upon default on loan covenants in the agreement, termination of the agreement, or upon a change of control that has not been approved by the Government of Canada. Old Xanadu determined the Reverse Recapitalization did not constitute a change in control as defined in the SIF Loan and no approvals were required by the Government of Canada. As of June 30, 2026, the Company was in compliance with all events that would trigger default or termination of the agreement.
The Company accounts for the SIF Loan as a liability on the Company’s consolidated balance sheets in accordance with ASC 470-10-25, Sales of Future Revenues. The SIF Loan is initially measured at face value and subsequently amortized using the effective interest method, which includes accrued interest expense over the estimated term of the SIF Loan. The amortization schedule is based on projected cash flows derived from the Company’s long-term revenue forecast. Subsequent changes in forecasted cash flows will be accounted for under the retrospective method, which entails a new effective interest rate being computed each period based on the original proceeds received, actual cash flows to date, and the revised estimate of remaining cash flows. The new discount rate is then used to adjust the carrying value of the debt to the present value of the revised cash flows, discounted at the new effective interest rate. The offset is recognized in interest income (expense), net. As the SIF Loan originated through a government program, a market rate of interest is not imputed in accordance with the scope limitations of ASC 835.
As of June 30, 2026 and December 31, 2025, the Company determined a weighted average effective interest rate for the SIF Loan of 4.64% and 4.69%, respectively, based on the most recent revenue projections at each reporting date.
The following table summarizes interest expense for the three and six months ended June 30, 2026 and 2025 related to the SIF Loan, inclusive of foreign exchange, within interest income (expense), net in the consolidated statements of operations and comprehensive loss:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Interest Expense	$322	$256	$634	$454

The following table summarizes the changes in the carrying value of the SIF Loan for the six months ended June 30, 2026:

Balance as of December 31, 2025	$27,536
Contributions received, net of changes due to foreign exchange rates	2,073
Interest expense, net of changes in foreign exchange rates	559
Balance as of June 30, 2026	$30,168
As of June 30, 2026, the Company has classified the SIF Loan as non-current as repayments will not commence within the 12 months following the balance sheet date.
FedDev Loan
Under the Regional Quantum Initiative Contribution Agreement between Old Xanadu and His Majesty the King in Right of Canada as represented by the Minister of Federal Economic Development Agency for Southern Ontario (the “FedDev Loan"), an aggregate principal amount of C$3,750 is made available to the Company based on the Company’s incurrence of eligible expenditures. Proceeds from the FedDev Loan shall be used to advance and commercialize the Company’s quantum products. The Company has received C$3,375 in gross proceeds from the FedDev Loan at June 30, 2026 and December 31, 2025.
The FedDev Loan is repayable in 60 monthly installments commencing on April 1, 2027. As the FedDev Loan originated through a government program with regulated interest, a market rate of interest is not imputed in accordance with the scope exclusions of ASC 835.
The FedDev Loan includes certain event of defaults, including if the Company fails to meet the objectives or milestones outlined in the agreement. Repayment of the FedDev Loan can also be triggered upon default of the agreement. As of June 30, 2026, the Company is not aware of any events that would trigger default of the agreement.
The following table summarizes the changes in the carrying value of the FedDev Loan for the six months ended June 30, 2026:

Balance as of December 31, 2025	$2,462
Changes due to foreign exchange rates	(91)
Balance as of June 30, 2026	$2,371
No contributions were received on the FedDev Loan during the three and six months ended June 30, 2026. As of June 30, 2026, the Company has reclassified $132 of the outstanding balance to current portion of long-term debt to reflect maturities coming due within the next 12 months. The remaining balance of the FedDev Loan continues to be classified as long-term, as those principal repayments will not commence within the 12 months following the balance sheet date.